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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Y-MABS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Y-MABS THERAPEUTICS, INC.
230 PARK AVENUE, SUITE 3350
NEW YORK, NY 10169
(646) 885-8505

April 30, 2019

Dear Stockholder:

        I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Y-mAbs Therapeutics, Inc. (the "Company"), which will be held at 230 Park Avenue, 5th Floor, New York, New York 10169, on June 6, 2019 at 10:00 a.m. Eastern Time. Doors open at 9:00 a.m. Eastern Time. At the Annual Meeting, stockholders will consider and vote on the following matters:

  1.
  The election of two (2) Class I directors, Dr. Gérard Ber and David N. Gill, nominated by our Board of Directors, each to serve for a three-year term to expire at the 2022 annual meeting of stockholders and one (1) Class II director, Ashutosh Tyagi, M.D., nominated by our Board of Directors, to serve for a one-year term to expire at the 2020 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal;

  2.
  The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

  3.
  The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on April 10, 2019 will be entitled to notice of, and to vote, at the Annual Meeting or any adjournment or postponement thereof. This Notice, the accompanying proxy statement and a form of proxy card are being mailed beginning on or about April 30, 2019, to all stockholders entitled to vote at the Annual Meeting.

        We encourage all stockholders to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

        Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,

Thomas Gad Founder, Chairman, President and Head of Business Development

i

Y-MABS THERAPEUTICS, INC.
230 Park Avenue, Suite 3350
New York, New York 10169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	June 6, 2019 at 10:00 a.m. Eastern Time
Place	Y-mAbs Therapeutics, Inc., 230 Park Avenue, 5th Floor, New York, New York 10169
Items of Business

•

To elect two (2) Class I directors, Dr. Gérard Ber and David N. Gill, nominated by our Board of Directors, each to serve for a three-year term to expire at the 2022 annual meeting of stockholders and one (1) Class II director, Ashutosh Tyagi, M.D., nominated by our Board of Directors, to serve for a one-year term to expire at the 2020 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

• To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ended December 31, 2019.
• To transact other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date	April 10, 2019 (the "Record Date"). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

        YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 6, 2019: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission the ("SEC"), except for exhibits (the "Annual Report"), are available for viewing, printing and downloading at www.astproxyportal.com/ast/22412.

        A copy of our Annual Report will be furnished without charge to any stockholder upon written or oral request to Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, Attention: Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year December 31, 2018 as filed with the SEC, with exhibits, are also available on the SEC's website at www.sec.gov.

        We are making this proxy statement, the related proxy card and our Annual Report available to stockholders for the first time on or about April 30, 2019.

        We have fully set forth the proposals in the accompanying proxy statement, which you are urged to read thoroughly. For the reasons set forth in the proxy statement, our Board of Directors recommends a vote "FOR" each of the nominees named in Proposal 1 and "FOR" Proposal 2.

By order of the Board of Directors,

Thomas Gad Founder, Chairman, President and Head of Business Development New York, New York
April 30, 2019

Y-MABS THERAPEUTICS, INC.
230 PARK AVENUE, SUITE 3350
NEW YORK, NY 10169
(646) 885-8505

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2019

VOTING AND PROXY

        We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 6, 2019, at 10:00 a.m. Eastern Time, 230 Park Avenue, 5th Floor, New York, NY 10169, and at any meeting following adjournment thereof.

        All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Secretary written notice to that effect.

        We are mailing the Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card to stockholders on or about April 30, 2019.

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC, except for exhibits (the "Annual Report"), will be furnished without charge to any stockholder upon written request to Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, Attention: Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the SEC, with exhibits, are also available on the SEC's website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 6, 2019:

This proxy statement and our 2018 Annual Report to Stockholders are available for viewing, printing and downloading at www.astproxyportal.com/ast/22412.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        The information provided in the "question and answer" format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

Why am I receiving these materials?

        Our Board of Directors is providing these proxy materials to you in connection with our Board of Directors' solicitation of proxies for use at the Company's Annual Meeting, which will take place on June 6, 2019. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

        All stockholders will have the ability to access the proxy materials via the Internet, including this proxy statement and our Annual Report. This proxy statement and our Annual Report are available at www.astproxyportal.com/ast/22412.

What proposals will be voted on at the Annual Meeting?

        There are two (2) proposals scheduled to be voted on at the Annual Meeting:

  •
  the election of two (2) Class I directors, Dr. Gérard Ber and David N. Gill, nominated by our Board of Directors, each to serve for a three-year term to expire at the 2022 annual meeting of stockholders and one (1) Class II director, Ashutosh Tyagi, M.D., nominated by our Board of Directors, to serve for a one-year term to expire at the 2020 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal; and

  •
  the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

        At the time this proxy statement was mailed, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our Board of Directors recommend that I vote?

        Our Board of Directors recommends that you vote:

  •
  FOR the election of the two (2) directors nominated by our Board of Directors and named in this proxy statement as Class I directors to serve for a three-year term to expire at the 2022 annual meeting of stockholders, and the one (1) director nominated by our Board of Directors and named in this proxy statement as a Class II director to serve for a one-year term to expire at the 2020 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal; and

  •
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

When is the record date for the Annual Meeting?

        The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 10, 2019 (the "Record Date").

Who is entitled to vote at the Annual Meeting?

        Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one (1) vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 34,193,666 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholder of Record: Shares Registered in Your Name.    If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC ("AST"), our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If, at the close of business on the Record Date, your shares were not held in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters, but may not vote your shares with respect to any non-routine matters. For additional information, see "What if I do not specify how my shares are to be voted?" below.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

        Stockholder of Record: Shares Registered in Your Name.    If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and also present government-issued photo identification.

        Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

How do I vote and what are the voting deadlines?

        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you can vote in one of the following ways:

  •
  You may vote via the Internet.  A beneficial owner holding through a bank or broker client of Broadridge can vote through the Internet by following the instructions received from such bank or broker.

    A registered holder through AST (if you choose to use Internet voting through AST) can vote through the Internet by going to www.voteproxy.com. You will be asked to complete an electronic proxy card and to provide the control number from the proxy card you received in the mail. Your vote must be received by 11:59 p.m. Eastern Time on June 5, 2019 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

  •
  You may vote by telephone.  To vote by telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada, or 1-718- 921-8500 from countries outside the United States and Canada and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 5, 2019 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

  •
  You may vote by mail.  To vote by mail using the proxy card you received by mail, you need to complete, date and sign the proxy card and return it promptly by mail in the envelope to be provided so that it is received no later than June 5, 2019. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR the election of each of the two (2) directors nominated by our Board of Directors and named in this proxy statement as Class I directors to serve for a three-year term to expire at the 2022 annual meeting of stockholders and the one (1) director nominated by our Board of Directors and named in this proxy statement as a Class II director to serve for a one-year term to expire at the 2020 annual meeting of stockholders and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

  •
  You may vote in person.  If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

        As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

  •
  entering a new vote by Internet or telephone;

  •
  signing and returning a new proxy card with a later date;

  •
  delivering a written revocation to our Secretary at Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, by 11:59 p.m. Eastern Time on June 5, 2019; or

  •
  attending the Annual Meeting and voting in person.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

        Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

  •
  FOR the election of the two (2) directors nominated by our Board of Directors and named in this proxy statement as Class I directors each to serve for a three-year term to expire at the 2022 annual meeting of stockholders, and the one (1) director nominated by our Board of Directors and named in this proxy statement as a Class II director to serve for a one-year term to expire at the 2020 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal (Proposal No. 1);

  •
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal No. 2); and

  •
  In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a "broker non-vote," but such broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see "What are the effects of abstentions and broker non-votes?" below.

What are the effects of abstentions and broker non-votes?

        An abstention represents a stockholder's affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers' shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

        A "broker non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is a quorum?

        A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 34,193,666 shares of common stock outstanding, which means that 17,096,834 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

How many votes are needed for approval of each proposal?

  •
  Proposal No. 1:  The election of Class I and Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the three (3) nominees that receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee's favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of such proposal.

  •
  Proposal No. 2:  The ratification of the appointment of PricewaterhouseCoopers LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST such proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

        Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have engaged D.F. King, at an anticipated cost of approximately $10,500, for proxy solicitation services related to the Annual Meeting.

        If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

        If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

        We have adopted an SEC-approved procedure called "householding," which has been approved by the SEC. Under this procedure, we will deliver only one (1) paper copy of our annual report to stockholders and this proxy statement to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year's proxy materials and annual report, you may contact us as follows: Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505.

        Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an amendment to the Current Report on Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals to be Included in Proxy Statement

        Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2020 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 1, 2020. Stockholder proposals should be addressed to: Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505.

Stockholder Proposals Not Included in Proxy Statement

        Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws.

        To be timely for our 2020 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

  •
  not earlier than February 7, 2020; and

  •
  not later than March 8, 2020.

        In the event that we hold our 2020 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two (2) dates:

  •
  the 90th day prior to such annual meeting; or

  •
  the 10th day following the day on which public announcement of the date of such annual meeting is first made.

        If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

        You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee's name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see "Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors."

        In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under "Stockholder Proposals Not Included in Proxy Statement" for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

        A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC's website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Implications of Being an "Emerging Growth Company"

        We are an "emerging growth company" under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a "smaller reporting company," as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an "emerging growth company" until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three (3) years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC. Even after we are no longer an "emerging growth company," we may remain a "smaller reporting company."

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

        Our business affairs are managed under the direction of our Board of Directors, which is divided into three (3) classes with staggered three-year terms. There are currently three (3) Class I directors (Bo Kruse, Ashutosh Tyagi, M.D. and Dr. Gérard Ber), whose terms expire at the Annual Meeting; three (3) Class II directors (James I. Healy, M.D., Gregory Raskin, M.D. and David N. Gill), whose terms expire at the 2020 annual meeting of stockholders; and three (3) Class III directors (Thomas Gad, Claus Juan Møller San Pedro, M.D., PhD., and Johan Wedell-Wedellsborg), whose terms expire at the 2021 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

        One (1) of our current Class I directors, Bo Kruse, following best practices as our Company's Chief Financial Officer, has determined to retire from our Board of Directors at the end of his current term and will not stand for re-election at the Annual Meeting. Mr. Kruse will continue to serve as a member of our Board of Directors until the Annual Meeting. Mr. Kruse advised the Company that his decision not to stand for re-election was not the result of any disagreement with the Company, the Board of Directors or its management on any matter relating to the Company's operations, policies or practices. Upon the expiration of Mr. Kruse's current term at the Annual Meeting, the size of our Board of Directors will be reduced from nine (9) to eight (8) directors.

        Our Board of Directors has determined to reassign Mr. Gill from a Class II director to a Class I director and, in connection therewith, Mr. Gill will stand for election at the Annual Meeting to serve for a three-year term to expire at the 2022 annual meeting of stockholders. Mr. Gill will continue to serve as member of our Board of Directors and Chair of our Audit Committee and as a member of our Compensation Committee and our Nominating and Corporate Governance Committee until the Annual Meeting and, if elected at the Annual Meeting, will continue to serve in those positions until his term expires at the 2022 annual meeting of stockholders.

        In addition, our Board of Directors has determined that Dr. Tyagi, whose term expires at the Annual Meeting, will stand for re-election as a Class II director at the Annual Meeting to serve for a one-year term to expire at the 2020 annual meeting of stockholders. Dr. Tyagi will continue to serve as a member of our Board of Directors and Chair of the Nominating and Corporate Governance Committee until the Annual Meeting and, if elected at the Annual Meeting, will continue to serve in those positions until his term expires at the 2020 annual meeting of stockholders. Following the Annual Meeting, assuming the election of Dr. Tyagi, Dr. Ber and Mr. Gill, five (5) of our eight (8) directors, Dr. Ber, Mr. Gill, Dr. Healy, Dr. Tyagi and Mr. Wedell-Wedellsborg, have been determined by our Board of Directors to be independent within the meaning of the independent director requirements of Nasdaq Listing Rules and SEC Rules.

        Set forth below are the names of, and certain information for, each member of our Board of Directors, including the two (2) nominees for election as Class I directors, Dr. Ber and Mr. Gill, and the one (1) nominee for election as a Class II director, Dr. Tyagi, but excluding Mr. Kruse, who, following best practices as the Company's Chief Financial Officer, will not stand for re-election at the Annual Meeting. The information presented includes each director's and nominee's principal occupation and business experience for the past five (5) years, and the names of other public companies of which he has served as a director during the past five (5) years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that each such individual should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in "Corporate Governance Matters—Director Nomination Process" that the Nominating and Corporate Governance Committee expects of each director.

        Set forth below are the names, ages and positions of the members of our Board and the committees of the Board on which they will serve following the Annual Meeting

Name	Age	Position
Class I Director Nominees
Gérard Ber, Ph.D.(2)(3)	61	Director
David N. Gill(1)(2)(3)	64	Director
Class II Nominee
Ashutosh Tyagi, M.D.(3)	42	Director
Class II Directors
James I. Healy, M.D.(1)(2)	54	Director
Gregory Raskin, M.D.	46	Director
Class III Directors
Thomas Gad	49	Founder, Chairman, President, Head of Business Development and Director
Claus Juan Møller San Pedro, M.D., Ph.D.	57	Chief Executive Officer and Director
Johan Wedell-Wedellsborg(1)	49	Director

(1)
Member of our Audit Committee.

(2)
Member of our Compensation Committee

(3)
Member of our Nominating and Corporate Governance Committee

Class I Director Nominees

Dr. Gérard Ber, Director

        Dr. Ber has been a member of our Board of Directors since December 2018. Dr. Ber has more than 30 years of experience in Molecular Nuclear Medicine ("MNM") including development, production and commercialization of diagnostics and therapeutic products for several indications in oncology, cardiology, neurology and infectious/inflammatory diseases. In 2002, Dr. Ber co-founded Advanced Accelerator Applications S.A., and was its Chief Operating Officer from 2002 to 2018, when it was sold to Novartis AG. Dr. Ber grew Advanced Accelerator Applications S.A. from a start-up to a global leader in MNM and was member of its board of directors from 2002 to 2015, when Advanced Accelerator Applications S.A. listed on The Nasdaq Global Select Market. He received his Ph.D. degree in Pharmacy from the Scientific and Medical University of Grenoble. Dr. Ber currently serves as a member of our Compensation Committee and our Nominating and Corporate Governance Committee and, if re-elected as a Class I director at the Annual Meeting, he will continue to serve as a member of those Committees.

David N. Gill, Director

        Mr. Gill has been a member of our Board of Directors since December 2017. Mr. Gill served as the President and Chief Financial Officer of EndoChoice, Inc., a medical device company focused on gastrointestinal disease, from April 2016 through the sale of the company to Boston Scientific in November 2016 and as Chief Financial Officer from August 2014 to November 2016. Previously, he served as the Chief Financial Officer of INC Research (now known as Syneos Health), a clinical research organization, from February 2011 to August 2013 after having served as a board member and its audit committee chairman from 2007 to 2010. Mr. Gill also currently serves on the boards of Melinta Therapeutics, Inc. (f/k/a Cempra, Inc.), Evolus, Inc., Strata Skin Sciences, Inc. and Histogenics, Inc. Earlier in his career, Mr. Gill served in a variety of senior executive leadership roles for several publicly-traded companies, including NxStage Medical, CTI Molecular Imaging, Inc., Interland Inc. and Novoste Corporation. Mr. Gill holds a B.S. degree, cum laude, in accounting from Wake Forest University and an M.B.A. degree, with honors, from Emory University, and was formerly a certified public accountant. Mr. Gill currently serves as Chair of our Audit Committee, as a member of our Compensation Committee and our Nominating and Corporate Governance Committee, and, if elected as a Class I director at the Annual Meeting, he will continue to serve in those capacities.

Class II Director Nominee

Ashutosh Tyagi, M.D., Director

        Dr. Tyagi has been a member of our Board of Directors since November 2017, representing until the end of 2018 Scopia Capital Management LP, or Scopia Capital, an institutional alternative asset management firm. Dr. Tyagi was with Scopia Capital from 2010 to 2018 (as a partner from 2012 to 2018). At Scopia Capital, Dr. Tyagi managed global health care investments and was a Co-Portfolio Manager of Scopia Capital's health care funds. Prior to joining Scopia, he worked at Lombard Odier, Morgan Stanley, and Citigroup. Dr. Tyagi received a B.A. in Asian Studies from the University of Michigan, an MBA from the University of Michigan Business School and an M.D. from the University of Michigan School of Medicine. Dr. Tyagi currently serves as Chair of our Nominating and Corporate Governance Committee and, if elected as a Class II director at the Annual Meeting, he will continue to serve in that capacity.

Class II Directors

Gregory Raskin, M.D., Director

        Dr. Raskin has been a member of our Board of Directors since September 2015. Dr. Raskin is Vice President, Technology Development at Memorial Sloan Kettering Cancer Center ("MSK"), where he has worked since 2012. Dr. Raskin holds a B.A. in Molecular Biophysics and Biochemistry and an M.D. from Yale University.

James I. Healy, M.D., Ph.D., Director

        Dr. Healy has served as a member of our Board of Directors since November 2017. Dr. Healy has been a general partner at Sofinnova Investments, Inc. (formerly Sofinnova Ventures, Inc.), a biotech investment firm, since June 2000. Prior to June 2000, Dr. Healy held various positions at Sanderling Ventures, Bayer Healthcare Pharmaceuticals (as successor to Miles Laboratories) and ISTA Pharmaceuticals, Inc. Dr. Healy is currently on the board of directors of Ascendis Pharma A/S (Nasdaq: ASND), Coherus BioSciences, Inc. (Nasdaq: CHRS), Iterum Therapeutics, PLC (Nasdaq: ITRM), Natera, Inc. (Nasdaq: NTRA), NuCana PLC (Nasdaq: NCNA), ObsEva SA (Nasdaq: OBSV) and one private company. Previously, he served as a board member of Amarin Corporation, Auris Medical Holding AG, Edge Therapeutics, Inc., Hyperion Therapeutics, Inc., InterMune, Inc., Anthera Pharmaceuticals, Inc., Durata Therapeutics, Inc., CoTherix, Inc., Movetis NV and several private companies. In 2011, Dr. Healy won the IBF Risk Innovator Award and was named as one of the industry's top leading Life Science investors in 2013 by Forbes Magazine. Dr. Healy holds an M.D. and a Ph.D. in Immunology from Stanford University School of Medicine and holds a B.A. in Molecular Biology and a B.A. in Scandinavian Studies from the University of California, Berkeley. Dr. Healy currently serves as Chair of our Compensation Committee and as a member of our Audit Committee.

Class III Directors

Thomas Gad, Founder, Chairman, President and Head of Business Development and Director

        Mr. Gad founded our Company in April 2015 and has served as our Chairman, President and Head of Business Development and as a member of our Board of Directors since our inception. Mr. Gad founded our Company inspired by his daughter, who went through six (6) years of various cancer treatments before receiving breakthrough cancer immunotherapy at MSK and overcoming high-risk neuroblastoma. He was also responsible for securing executive management and seed capital for our Company. Mr. Gad has more than 12 years of industry experience in the pharmaceutical industry, including business development, senior management, financing and licensing negotiations and manufacturing site qualification. Mr. Gad was the founder and sole owner of Y-mAbs Holding, ApS, a personal holding company involved in research and development activities in the pharmaceutical industry from 2014 until the company was placed in liquidation proceedings in 2015. The company is now under compulsory dissolution proceedings. This company is unrelated to our Company. He was the co-founder of Singad Pharma, a Danish specialty pharmaceutical and distribution company, from 2003 to 2013. Prior to that, Mr. Gad worked with Aspen Capital Partners/FFC A/S in investment banking from 1998 to 2003 and has extensive experience in raising capital for publicly listed companies. Mr. Gad has a B.S. in Business Administration from Pepperdine University.

Claus Juan Møller San Pedro, M.D., Ph.D., Chief Executive Officer and Director

        Dr. Møller has served as our Chief Executive Officer and has served as a member of our Board of Directors since June 2015. Dr. Møller was the founder of Azanta A/S, or Azanta, a Danish specialty biopharmaceutical company and its Chief Executive Officer from 2009 to 2015. In addition, Dr. Møller co-founded Genmab A/S ("Genmab"), one of the largest European biopharmaceutical companies in 1999, where he served as Executive Vice President and Chief Operating Officer until 2008. Dr. Møller has also held previous executive management positions at various biopharmaceutical companies, including Executive Vice President, Chief Medical and Chief Operating Officer of OXiGENE, Inc., and Medical Director of Synthélabo Scandinavia. Dr. Møller received his M.D. and Ph.D. degrees from the University of Copenhagen.

Johan Wedell-Wedellsborg, Director

        Mr. Wedell-Wedellsborg has been a member of our Board of Directors since September 2015. Mr. Wedell-Wedellsborg has been the owner and Chairman of the board of Weco Group A/S ("Weco"), one of our principal stockholders, since May 2001. Weco is involved in shipping, investments in biotechnology companies, real estate investments and the financial services industry. Mr. Wedell-Wedellsborg is also the majority owner of WG Biotech ApS, another one of our principal stockholders. Mr. Wedell-Wedellsborg currently serves as a member of our Audit Committee.

Corporate Governance Matters

General

        Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of our Board of Directors are kept informed of our business activities through discussions with the Chief Executive Officer, President and other officers, by reviewing analyses and reports sent to them, and by participating in Board of Directors and committee meetings. Mr. Gad serves as Chairman of our Board of Directors and Dr. Møller as our Chief Executive Officer, and we have not designated a lead independent director. We believe that having the offices of Chairman of our Board of Directors and Chief Executive Officer held by two (2) different people is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. In accordance with our amended and restated

bylaws, our Board of Directors is divided into three (3) classes with staggered three-year terms. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. As noted above, Mr. Gill is Chair of our Audit Committee, Dr. Healy is Chair of our Compensation Committee and Dr. Tyagi is Chair of our Nominating and Corporate Governance Committee.

        Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management and directors, among other best practices.

Board Determination of Independence

        Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company's board of directors to be comprised of independent directors within one (1) year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent under the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an "independent director" if, in the opinion of the company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, a company's board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

        In April 2019, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that following the Annual Meeting, each of our directors, other than Mr. Gad, Dr. Møller and Dr. Raskin, is an "independent director" as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Gad is not an independent director under Rule 5605(a)(2) because he is our President, Dr. Møller is not an independent director under Rule 5605(a)(2) because he is our Chief Executive Officer and Dr. Raskin is not an independent director under Rule 5605(a)(2) because of his affiliation with MSK, one of our principal stockholders and an organization with which we have material commercial relationships. Our Board of Directors also determined that each of Mr. Gill, Dr. Healy and Mr. Wedell-Wedellsborg, who will continue to comprise our Audit Committee following the Annual Meeting, satisfies the independence standards for the Audit Committee established by the SEC and the Nasdaq Listing Rules, including the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Our Board of Directors further determined that, each of Dr. Ber, Mr. Gill and Dr. Healy, members of our Compensation Committee, are independent within the meaning of Rule 10C-1 under the Exchange Act. Finally, our Board of Directors determined that each of Dr. Ber, Mr. Gill and Dr. Tyagi, members of our Nominating and Corporate Governance Committee, meets the independence requirements of the Nasdaq Listing Rules with regard to the independence of the members of nominating and corporate governance committees. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board of Director Meetings and Attendance

        Our Board of Directors held six (6) meetings and acted by written consent three (3) times, during the year ended December 31, 2018 ("fiscal 2018"). During fiscal 2018, each of the directors then in office attended at least 75% of the aggregate of the number of Board of Director meetings and the number of meetings held by all committees of the Board of Directors on which such director then served. Members of our Board of Directors are invited to attend each annual meeting of stockholders.

Communicating with the Independent Directors

        Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of our Board of Directors (if an independent director), or the lead independent director (if one is appointed), or otherwise the Chair of the Nominating and Corporate Governance Committee, subject to advice and assistance from our Chief Financial Officer, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

        Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of our Board of Directors, Chair of our Audit Committee, Chair of our Compensation Committee or Chair of our Nominating and Corporate Governance Committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505.

Information Regarding Committees of the Board of Directors

        We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors. A copy of each committee's charter can be found under the "Investor Relations—Corporate Governance—Governance Overview" section of our website, which is located at www.ymabs.com.

        The following table provides membership and meeting information for fiscal 2018 for each of the committees of the Board of Directors:

Name	Audit		Compensation		Nominating and Corporate Governance
Dr. Gérard Ber(1)			X		X
Thomas Gad					X	(2)
David N. Gill	X	(2)
Dr. James I. Healy			X	(2)
Dr. Gregory Raskin	X				X
Dr. Ashutosh Tyagi	X
Johan Wedell-Wedellsborg			X
Total meetings in fiscal 2018	7		2		1

(1)
During fiscal 2018, Michael Buschle, Ph.D., was a member of our Board of Directors and served as a member of our Compensation Committee and Nominating and Corporate Governance Committee until he resigned effective December 11, 2018. Effective upon Dr. Buschle's resignation, Dr. Ber replaced him as a member of our Board of Directors and as a member of our Compensation Committee and Nominating and Corporate Governance Committee.

(2)
Committee Chair for fiscal 2018.

        Below is a description of each committee of the Board of Directors.

Audit Committee

        Our Audit Committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  overseeing our risk assessment and risk management policies;

  •
  establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

  •
  meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the Audit Committee report required by SEC rules.

        The current members of our Audit Committee are Mr. Gill, Dr. Healy and Mr. Wedell-Wedellsborg. Mr. Gill is Chair of our Audit Committee. Our Board of Directors has determined that Mr. Gill qualifies as an "Audit Committee financial expert" within the meaning of applicable SEC rules. Our Audit Committee held seven (7) meetings during fiscal 2018.

Compensation Committee

        Our Compensation Committee's responsibilities include:

  •
  reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and other executive officers;

  •
  overseeing the evaluation of our senior executives;

  •
  overseeing and administering our cash and equity incentive plans;

  •
  reviewing and making recommendations to our Board of Directors with respect to director compensation;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis" disclosure if and to the extent such disclosure is then required by SEC rules; and

  •
  preparing the Compensation Committee report if and to the extent then required by SEC rules.

        The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading "Narrative Disclosure to Summary Compensation Table".

        The current members of our Compensation Committee are Dr. Ber, Mr. Gill and Dr. Healy. Dr. Healy is Chair of our Compensation Committee. Our Compensation Committee held two (2) meetings during fiscal 2018.

Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee's responsibilities include:

  •
  recommending to our board the persons to be nominated for election as directors and to each of our board's committees;

  •
  reviewing and making recommendations to our Board of Directors with respect to our board leadership structure and board committee structure;

  •
  reviewing and making recommendations to our Board of Directors with respect to management succession planning;

  •
  developing and recommending to our board corporate governance principles; and

  •
  overseeing an annual evaluation of our board.

        The current members of our Nominating and Corporate Governance Committee are Dr. Ber, Mr. Gill and Dr. Tyagi. Dr. Tyagi is the current Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one (1) meeting during fiscal 2018.

Director Nomination Process

        The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and our Board of Directors.

Criteria and Diversity

        In considering whether to recommend to our Board of Directors any particular candidate for inclusion in our Board of Directors' slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee of our Board of Directors applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest.

        The biographies for the director nominees set forth in this proxy statement under the heading "Board of Directors and Corporate Governance—Election of Directors," indicate each nominee's experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that he should be elected to serve as a director. Our Nominating and Corporate Governance Committee and our Board of Directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board of Directors as a whole.

        Our Nominating and Corporate Governance Committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the Nominating and Corporate Governance Committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of members of our Board of Directors. The Nominating and Corporate Governance Committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholder Nominations

        Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this proxy statement under the heading "Stockholder Proposals for our 2020 Annual Meeting", the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

        Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or our Board of Directors, by following the procedures set forth in this proxy statement under the heading "Stockholder Proposals for our 2020 Annual Meeting."

Oversight of Risk

        Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. Our Board of Directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices. Our Nominating and Corporate Governance Committee oversees risk management activities relating to the composition of our Board of Directors and management succession planning. Each committee reports to the full Board of Directors on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board of Directors discuss particular risks.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2018, Dr. Healy, Dr. Michael Buschle and Mr. Wedell-Wedellsborg served as members of our Compensation Committee. Dr. Ber served as member of our Compensation Committee since he became a member of our Board of Directors on December 11, 2018 replacing Dr. Michael Buschle who resigned as a member of our Board of Directors effective December 11, 2018.

        None of our executive officers serves, or in the past has served, as a member of the board of directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

Family Relationships

        There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

        There are no arrangements or understandings between any two (2) or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Policy on Trading, Pledging and Hedging of Company Stock

        Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

        Our Board of Directors has adopted a written Code of Conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct has been distributed to all directors, officers, and employees. A copy of our Code of Conduct can be found under the "Investor Relations—Corporate Governance—Governance Overview" section of our website at www.ymabs.com. We intend to disclose future amendments to certain provisions of our Code of Conduct, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Policies and Procedures for Related Person Transactions

        Our Board of Directors has adopted a written related person transaction policy to set forth policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related party transaction," the related person must report the proposed related person transaction to our chief financial officer. The policy calls for the proposed related person transaction to be reviewed and approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by our Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related person's interests in the transaction. As appropriate for the circumstances, the policy provides that our Audit Committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than the terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        Our Audit Committee may approve or ratify the related person transaction only if our Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. Our Audit Committee may impose any conditions on the related person transaction as it deems appropriate. The policy also provides that transactions involving compensation of executive officers will be reviewed and approved by our Compensation Committee in the manner specified in its charter.

Related Person Transactions

        In addition to the compensation arrangements with directors and executive officers described elsewhere in this proxy statement, since January 1, 2018, we have engaged in, or currently propose to engage in, the following transactions in which the amount involved exceeds $120,000 and any of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, or any person who was in any of those categories at the time of such transaction, had or has a direct or indirect material interest. We believe that all of these transactions were on terms comparable to terms that could have been obtained from unrelated third parties.

Initial Public Offering

        In September 2018, we completed our initial public offering under which we issued and sold an aggregate of 6,900,000 shares of our common stock at a price per share of $16.00, for an aggregate purchase price of $110.4 million.

        The following table sets forth the number of shares of our common stock purchased by our directors, executive officers and 5% stockholders and their affiliates in the initial public offering and the aggregate purchase price paid for such shares.

Name	Shares of Common Stock Purchased	Aggregate Purchase Price
HBM Healthcare Investments (Cayman) Ltd.	590,000	$9,440,000
Sofinnova Venture Partners X, L.P.	500,000	$8,000,000
Claus Juan Møller San Pedro, M.D., Ph.D.(1)	31,250	$500,000

Total	1,121,250	$17,940,000

(1)
Held through CM Holding 2015 ApS, of which Dr. Møller is the sole owner.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

        Certain information regarding our executive officers is set forth below.

Name	Age	Position
Thomas Gad	49	Founder, Chairman of the Board of Directors, President and Head of Business Development
Claus Juan Møller San Pedro, M.D., Ph.D.	57	Chief Executive Officer and Director
Bo Kruse	47	Executive Vice President, Secretary, Treasurer, Chief Financial Officer and Director
Torben Lund-Hansen, Ph.D.	68	Senior Vice President and Chief Technical Officer
Steen Lisby, M.D., DMSc	55	Senior Vice President and Chief Medical Officer
Joris Wiel Jan Wilms	45	Senior Vice President and Chief Operating Officer

        Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished us by each individual noted.

        Thomas Gad, Founder, Chairman, President and Head of Business Development—Please see "Board of Directors and Corporate Governance—Election of Directors" above for biographical information regarding Mr. Gad.

        Claus Juan Møller San Pedro, M.D., Ph.D.—Please see "Board of Directors and Corporate Governance—Election of Directors" above for biographical information regarding Dr. Møller.

        Bo Kruse, Chief Financial Officer, Treasurer and Secretary—Mr. Kruse has served as our Executive Vice President, Secretary, Treasurer and Chief Financial Officer since June 2015. Mr. Kruse has also served as a member of our Board of Directors since June 2015. Mr. Kruse has broad international finance experience, including knowledge of capital markets, accounting and other financing activities. Prior to joining our company, Mr. Kruse was Azanta's Chief Financial Officer from 2009 to 2015. Further, Mr. Kruse served as Genmab's Vice President and Chief Financial Officer from 2005 to 2008 and in a number of other positions, including as Vice President and Chief Accounting Officer from 2000 to 2005. During his tenure at Genmab, Mr. Kruse was directly involved in several financing rounds, including Genmab's initial public offering in 2000. Mr. Kruse has a M.Sc. in Business Economics and Auditing from the Copenhagen Business School.

        Torben Lund-Hansen, Ph.D., Senior Vice President and Chief Technical Officer —Dr. Lund-Hansen has served as our Senior Vice President, Chief Technical Officer since January 2016. Dr. Lund-Hansen has substantial experience in antibody process development, commercial manufacturing and global project management. Dr. Lund-Hansen was Vice President and Head of Manufacturing from 2002 to 2006, Vice President and Head of Manufacturing and Preclinical Safety from 2006 to 2008, Senior Vice President, Technical Operations from 2008 to 2009 at Genmab and President and Treasurer at Genmab MN Inc., a wholly owned subsidiary of Genmab located near Minneapolis-St. Paul, Minnesota, from 2008 to 2009. At Genmab, Dr. Lund-Hansen was responsible for outsourcing of clinical and commercial drug substance and drug product manufacturing. He was also President and Treasurer from 2008 to 2009 of Genmab MN Inc. Dr. Lund-Hansen was the owner of Lund-Hansen Consulting ApS from 2009 to 2016, where he provided consulting services related to manufacturing processes for biopharmaceutical-related industries. Dr. Lund-Hansen has been responsible for compiling technical Chemistry, Manufacturing, and Controls documentation packages submitted to global regulatory agencies followed by approval and launch of several biologics. Dr. Lund-Hansen received his M.Sc. and Ph.D. from the University of Copenhagen.

        Steen Lisby, M.D., DMSc, Senior Vice President and Chief Medical Officer—Dr. Lisby joined our Company in June 2017 as our Senior Vice President and Chief Medical Officer. Dr. Lisby has extensive clinical and scientific experience, and is the author of over 50 scientific peer-reviewed publications in clinical research. Previously, Dr. Lisby was Vice President, Head of Medical at Genmab A/S from 2014 to 2017 and also held other positions there including Senior Medical Director from 2010 to 2014, Medical Director from 2008 to 2010 and Medical Advisor from 2004 to 2007. Dr. Lisby received his M.D. degree from the University of Copenhagen and is a named inventor on seven patent applications.

        Joris Wiel Jan Wilms, Senior Vice President and Chief Operating Officer—Mr. Wilms has served as our Senior Vice President and Chief Operating Officer since November 2017. Mr. Wilms joined our Company in July 2016 as Vice President and Head of Clinical Operations and has extensive industry experience in clinical development, primarily within oncology and hematology indications. Mr. Wilms was at KLIFO A/S ("KLIFO") from 2010 to 2016, where he served as Vice President—Clinical Trial Services and Pharmacovigilance Services, and at Genmab from 2004 to 2010, where he served as Associate Director of Clinical Development from 2008 to 2010. At KLIFO and Genmab, he was responsible for overseeing several first-in-human studies and pivotal clinical trials, leading to the approval of two monoclonal antibody-based products. Mr. Wilms received his M.Sc. in Pharmacy from the University of Groningen in The Netherlands.

Executive Compensation

        This section discusses the material elements of our executive compensation policies for our "named executive officers" and the most important factors relevant to an analysis of these policies. For fiscal 2018, our "named executive officers" are Thomas Gad, our Founder, Chairman, President and Head of Business Development, Claus Juan Møller San Pedro, M.D., Ph.D. our Chief Executive Officer, and Bo Kruse, our Executive Vice President, Secretary, Treasurer and Chief Financial Officer.

In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

        The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2018, to our Chief Executive Officer and our two (2) next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2018, and were serving as executive officers as of such date. No option or other equity awards other than set out below were granted to such executive officers during fiscal 2018.

Name and Principal Position		Salary ($)	Bonus ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Thomas Gad	2018	$395,002	$191,575	$1,984,675	$84,793	$2,656,045
Founder, Chairman, President	2017	$350,004	$148,750	$0	$98,883	$597,637
and Head of Business Development
Dr. Claus Juan Møller San Pedro M.D., Ph.D.	2018	$470,000	$227,950	$3,444,195	$84,793	$4,226,878
Chief Executive Officer	2017	$409,561	$170,000	$0	$85,031	$664,592
Bo Kruse	2018	$345,000	$167,325	$1,824,175	$793	$2,337,293
Executive Vice President, Secretary,	2017	$317,926	$127,000	$0	$1,031	$445,957
Treasurer and Chief Financial Officer

(1)
Except where noted otherwise, the amounts reported in the "Bonus" column represent discretionary annual cash bonuses awarded to our named executive officers. Our named executive officers have not received any non-cash compensation in lieu of salary or bonus.

(2)
Each of Mr. Gad, Dr. Møller and Mr. Kruse serves as a member of our Board of Directors but do not receive any additional compensation for their service as a director. Amounts in this column include a monthly housing allowance of $7,000 to cover rental expenses associated with the U.S. residence for each of Mr. Gad and Dr. Møller. Amounts also include certain insurance premiums and technology expenses paid for by the Company.

Narrative Disclosure to Summary Compensation Table

        We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for fiscal 2018 are described below.

        Our Compensation Committee sets base salaries and bonuses and grants equity incentive awards to our executive officers. In setting base salaries and bonuses and granting equity incentive awards, our Compensation Committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. The Compensation Committee conducts performance evaluations of Mr. Gad, Dr. Møller and Mr. Kruse. The Compensation Committee consults with the Board of Directors as to the achievement of corporate objectives that drive contingent compensation awards.

        Our Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. Our Compensation Committee considered compensation information previously provided in fiscal year 2017 and in fiscal 2018 by Radford, part of Aon Hewitt, a business unit of Aon plc, as its independent compensation consultant, in determining cash compensation and equity awards. Radford was engaged by our Compensation Committee to develop a peer group for market assessment and conduct a competitive compensation assessment for our executive management team, our Board of Directors and our broad-

based employee population. Among other things, Radford provided competitive compensation data for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation for executive officers and directors.

Base Salary

        In 2017, we paid annual base salaries of $350,004 to Mr. Gad, $409,561 to Dr. Møller, and $317,926 to Mr. Kruse.

        In April 2018, our Board of Directors raised the base salary of each of Mr. Gad, Dr. Møller and Mr. Kruse to $395,000, $470,000 and $345,000, respectively, for fiscal 2018 effective as of January 1, 2018.

        We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. For additional information regarding the employment agreements of our named executive officers, see the subsection entitled "—Employment Agreements".

Annual Bonus

        We do not have a formal performance-based bonus plan. From time to time, our Board of Directors has approved discretionary annual cash bonuses to our named executive officers with respect to their prior year performance. In April 2018, our Board of Directors approved cash bonuses for Mr. Gad, Dr. Møller and Mr. Kruse in the amounts of $148,750, $170,000 and $127,000, respectively, for services performed during 2017. Such amounts were paid in May 2018.

        In December 2018, our Board of Directors approved cash bonuses for Mr. Gad, Dr. Møller and Mr. Kruse in the amounts of $191,575, $227,950 and $167,325, respectively, for services performed during 2018. Such amounts were paid in March 2019. The annual incentive cash bonus for 2018 had a target of 50% of Mr. Gad's, Dr. Møller's and Mr. Kruse's annual base salary. The annual incentive cash bonus for 2019 has a target of 50% of Mr. Gad's and Mr. Kruse's annual base salary whereas for Dr. Møller, it has been set to 55% of his annual base salary. The annual incentive cash bonus may be increased if our Board of Directors determines that the named executive officer has exceeded the performance objectives that year.

Equity Incentives

        Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive officers or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our named executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our named executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options under our 2018 Equity Incentive Plan (the "2018 Plan"), which may be granted as either incentive stock options or nonstatutory stock options.

Description of Option Awards

        Mr. Gad, Dr. Møller and Mr. Kruse did not receive any option or other equity awards in 2017. On April 24, 2018, Mr. Gad, Dr. Møller and Mr. Kruse received option grants of 100,000, 125,000 and 75,000 shares of common stock, respectively, at an exercise price of $11.16 per share. On December 11,

2018 Mr. Gad, Dr. Møller and Mr. Kruse received option grants of 107,500, 211,500 and 107,500 shares of common stock, respectively, at an exercise price of $21.97 per share. The shares subject to each option will vest and become exercisable based on our "Standard Vesting Schedule" of 25% on the one-year anniversary of the date of grant, and 1/48th of the total shares subject to the options award vesting on the same day of the month as the grant date over the course of the next three (3) years, subject to the executive's continued employment on each vesting date.

        In the event of a change of control, as defined in the 2018 Plan and the preceding 2015 Equity Incentive Plan (the "2015 Plan"), each option granted to Mr. Gad, Dr. Møller and Mr. Kruse on April 24, 2018 under the 2015 Plan and on December 11, 2018 under the 2018 Plan will fully vest and become immediately exercisable.

        In the event Mr. Gad, Dr. Møller or Mr. Kruse's employment is terminated by the Company without "cause" or by either Mr. Gad, Dr. Møller or Mr. Kruse for "good reason", or by their "retirement" or "disability", as such terms are defined in the 2015 Plan and/or as determined for grants made under the 2018 Plan (with respect to good reason, as summarized below), or by death, the options granted to Mr. Gad, Dr. Møller and Mr. Kruse will continue to vest and become exercisable in accordance with our Standard Vesting Schedule. If Mr. Gad, Dr. Møller or Mr. Kruse's employment is terminated for "cause" or by either Mr. Gad, Dr. Møller or Mr. Kruse voluntarily (other than for retirement), the vesting schedule for options granted to Mr. Gad, Dr. Møller and Mr. Kruse will terminate immediately and shares subject to the option which have not vested prior to such termination will not become exercisable.

        As defined in the 2015 Plan and the 2018 Plan:

  •
  "change of control" generally means (1) the acquisition by a person or entity of more than 50% of our combined voting power (except a change in ownership as a result of a private financing of us that is approved by our Board of Directors), (2) the change in effective control of us which occurs on the date that a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment of election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election (if any person or entity is considered to be in effective control of us, the acquisition of additional control of us by the same person or entity will not be considered a change in control), and (3) the acquisition by a person or entity of a substantial portion of our assets with a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition.

        As defined in the 2015 Plan and as determined in connection with grants made under the 2018 Plan:

  •
  "cause" generally means abuse of alcohol or another drug while performing his or her duties as an employee of the Company, or a breach of or failure or refusal by participant to comply with any material provision of his or her employment agreement or arrangement with us if not cured within ten (10) days after written notice thereof from us; and

  •
  "good reason" generally means, during the term of the participant's employment relationship with the Company, without the participant's written consent, we cause a material reduction in base salary or compensation and bonus opportunity, a relocation of participant's principal place of employment by more than 50 miles, any material breach by the Company of any provision in the participant's employment agreement or arrangement or other agreements, the Company's failure to obtain an agreement from any successor to us to assume and agree to perform a participant's employment agreement or arrangement in the same manner and to the same extent that we would be required to perform if no succession had taken place (except where such assumptions occurs by operation of law), a material, adverse change in the participant's title, authority, duties, or responsibilities (except temporary change while participant is physically or mentally incapacitated or as required by applicable law), or a material change in the reporting structure applicable to the participant.

        All options expire 10 years from the date of grant. None of the options granted to the named executive officers provide for tax-reimbursements or tax gross-ups.

Outstanding Equity Awards at Year End 2018

        The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2018:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/share)	Option Expiration Date
Thomas Gad(1)	437,500	62,500	$2.00	June 9, 2025
	89,917	76,083	$4.38	October 20, 2026
	8,000	8,000	$8.50	December 13, 2026
	—	100,000	$11.16	April 23, 2028
	—	107,500	$21.97	December 10, 2028
Dr. Claus Juan Møller San Pedro(2)	437,500	62,500	$2.00	June 9, 2025
	108,333	91,667	$4.38	October 20, 2026
	9,000	9,000	$8.50	December 13, 2026
	—	125,000	$11.16	April 23, 2028
	—	211,500	$21.97	December 10, 2028
Bo Kruse(3)	262,500	37,500	$2.00	June 9, 2025
	72,042	60,958	$4.38	October 20, 2026
	7,000	7,000	$8.50	December 13, 2026
	—	75,000	$11.16	April 23, 2028
	—	107,500	$21.97	December 10, 2028

(1)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018 and December 11, 2018 respectively, vested as to 25% of the shares on the anniversary of the grant date and vest thereafter as to 2.0833% of the shares in equal monthly installments through June 10, 2019, October 21, 2020, December 14, 2020, April 24, 2022 and December 11, 2022 respectively.

(2)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018 and December 11, 2018 respectively, vested as to 25% of the shares on the anniversary of the grant date and vest thereafter as to 2.0833% of the shares in equal monthly installments through June 10, 2019, October 21, 2020, December 14, 2020, April 24, 2022 and December 11, 2022 respectively. Dr. Møller transferred all shares underlying the June 10, 2015 option award upon receipt to CM Holding 2015 ApS, of which Dr. Møller is the sole owner.

(3)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018 and December 11, 2018 respectively, vested as to 25% of the shares on the anniversary of the grant date and vest thereafter as to 2.0833% of the shares in equal monthly installments through June 10, 2019, October 21, 2020, December 14, 2020, April 24, 2022 and December 11, 2022 respectively.

Employment Agreements

Thomas Gad

        In April 2016, the Company entered into a service agreement with Mr. Gad. The service agreement establishes Mr. Gad's title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Mr. Gad is eligible to receive an annual bonus with a target of 50% of his base salary. Mr. Gad's employment under the service agreement continues until terminated by us or Mr. Gad. We may terminate Mr. Gad's employment for any reason with 12 months' notice and Mr. Gad may terminate his employment with 6 months' notice.

        Under the terms of the service agreement, if Mr. Gad's employment is terminated by us without "cause", as defined in his service agreement, and subject to Mr. Gad's execution of a release in form and substance satisfactory to us, we have agreed to continue to pay his then-existing salary for a period of 12 months, and all benefits set forth in the service agreement, for one (1) full year commencing with the day following the final day of the 12-month notice period such that the total amount in severance pay shall be 24 months of his then-existing salary, starting from the date of such termination notice.

        As defined in Mr. Gad's service agreement, "cause" means (1) Mr. Gad's fraudulent, unlawful, grossly negligent or willful misconduct in connection with his duties to us, (2) conduct by Mr. Gad which is materially injurious to the business or reputation of us or any of our affiliated entities or any of their respective partners or members, or (3) Mr. Gad's conviction of (or plea of nolo contendere to) a felony.

        Mr. Gad has also agreed pursuant to his service agreement (1) not to compete with us in the United States, Denmark, or any other territory or country where we maintain employees, own property or otherwise conduct business, during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Mr. Gad terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Mr. Gad's employment, (2) not to solicit our employees during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Mr. Gad terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Mr. Gad's employment, (3) not to disclose our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.

Dr. Claus Juan Møller San Pedro

        In March 2016, we entered into a service agreement with Dr. Møller. The service agreement establishes Dr. Møller's title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Dr. Møller is eligible to receive an annual bonus with a target of 50% of his base salary. Dr. Møller's employment under the service agreement continues until terminated by us or Dr. Møller. We may terminate Dr. Møller's employment for any reason with 12 months' notice and Dr. Møller may terminate his employment with 6 months' notice.

        Under the terms of the service agreement, if Dr. Møller's employment is terminated by us without "cause", as defined in his service agreement, and subject to Dr. Møller's execution of a release in form and substance satisfactory to us, we have agreed to continue to pay his then-existing salary for a period of 12 months, and all benefits set forth in the service agreement, for one full year commencing with the day following the final day of the 12-month notice period such that the total amount in severance pay shall be 24 months of his then-existing salary, starting from the date of such termination notice.

        As defined in Dr. Møller's service agreement, "cause" means (1) Dr. Møller's fraudulent, unlawful, grossly negligent or willful misconduct in connection with his duties to us, (2) conduct by Dr. Møller which is materially injurious to the business or reputation of us or any of our affiliated entities or any of their respective partners or members, or (3) Dr. Møller's conviction of (or plea of nolo contendere to) a felony.

        Dr. Møller has also agreed pursuant to the service agreement (1) not to compete with us in the United States, Denmark, or any other territory or country where we maintain employees, own property or otherwise conduct business, during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Dr. Møller terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Dr. Møller's employment, (2) not to solicit our employees during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Dr. Møller terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Dr. Møller's employment, (3) not to disclose our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.

Bo Kruse

        In January 2016, we entered into a service agreement with Mr. Kruse. The service agreement establishes Mr. Kruse's title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Mr. Kruse is eligible to receive an annual bonus with a target of 50% of his base salary. Mr. Kruse's employment under the service agreement continues until terminated by us or Mr. Kruse. We may terminate Mr. Kruse's employment for any reason with 12 months' notice and Mr. Kruse may terminate his employment with 6 months' notice.

        Under the terms of the service agreement, if Mr. Kruse's employment is terminated by us without "cause", as defined in his service agreement, we have agreed to continue to pay his then-existing salary for a period of 12 months, and all benefits set forth in the service agreement, for one full year commencing with the day following the final day of the 12-month notice period such that the total amount in severance pay shall be 24 months of his then-existing salary, starting from the date of such termination notice.

        As defined in Mr. Kruse's service agreement, "cause" means actions on the part of Mr. Kruse which constitute gross negligence or willful misconduct in performance or non-performance of his duties or material breach of the services agreement by Mr. Kruse as long as such material breach is not cause by us.

        Mr. Kruse has also agreed pursuant to the service agreement (1) not to disclose our confidential and proprietary information and (2) to assign to us related intellectual property developed during the course of his employment.

Other Benefit Plans

Health Insurance

        We currently provide broad-based health and welfare benefits that are available to all of our U.S. employees, including our named executive officers, including health, life and disability insurance.

401(k) Retirement Plan

        We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan's trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions, but to date we have not provided any employer matching contributions.

        We have established a retirement program for the employees of our Danish subsidiary pursuant to which all such employees can contribute an amount at their election from their base compensation and may receive contributions from our Danish subsidiary. Contributions from our Danish subsidiary were immaterial during the year ended December 31, 2018. In addition, health insurance benefits for our Danish employees are fully paid for by such employees. Our Danish subsidiary does not incur any costs for these health insurance benefits.

Limitations on Liability and Indemnification

        As permitted by the General Corporation Law of the State of Delaware ("DGCL"), our Board of Directors and our stockholders have adopted provisions in our amended and restated certificate of incorporation that limit or eliminate the personal liability of our directors. Our amended and restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty. However, these provisions do not eliminate or limit the liability of any of our directors:

  •
  for any breach of the director's duty of loyalty to us or our stockholders;

  •
  for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

  •
  for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

  •
  for any transaction from which the director derived an improper personal benefit.

        Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

        In addition, our amended and restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys' fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

        We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with each of our executive officers and directors. These indemnification agreements require us, among other things, to indemnify each such director (and their affiliated funds) or executive officer for certain expenses, including attorneys' fees, judgments, fines and settlement amounts, incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers. Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our Board of Directors.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Tax Considerations

        The Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") on compensation paid to our named executive officers. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the company's chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer). Pursuant to tax legislation signed into law on December 22, 2017 (the "Tax Act"), for taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies compensation in excess of $1 million paid to a public company's chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the Tax Act eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid to each of the executives described above (other than certain grandfathered compensation or compensation paid pursuant to certain equity awards granted before or during a transition period following our initial public offering) will not be deductible by us.

Director Compensation

        The following table sets forth information regarding compensation paid to our non-employee directors during the fiscal year ended December 31, 2018.

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mr. Johan Wedell-Wedellsborg	2018	$11,087	$208,960	$220,047
Dr. Gregory Raskin(2)	2018	$12,889	$208,960	$221,849
Dr. Gerard Ber	2018	$3,024	$399,680	$402,704
Dr. Ashutosh Tyagi(3)	2018	$11,780	$—	$11,780
Dr. James I. Healy	2018	$12,473	$208,960	$221,433
Mr. David N. Gill	2018	$13,859	$208,960	$222,819

(1)
As of December 31, 2018, the aggregate number of shares of our common stock subject to each non-employee director's outstanding option awards was 32,000 shares of common stock with the exception of Dr. Tyagi, who had not received option awards during his tenure at Scopia Capital, and each of Mr. Wedell-Wedellsborg and Dr. Raskin who each held options to purchase 68,000 shares of our common stock. All options granted to non-employee directors vest over three (3) years. Options granted prior to 2018 vest with one-third of the shares of common stock underlying each option vesting at grant, and the remaining two-thirds vesting one thirty-sixth each month over the three (3) years. subject to continued service through such dates and unless vesting is accelerated pursuant to the terms of the grant. Options granted during 2018 and later vest in equal monthly installments until the third anniversary of the date of grant subject to continued service through such dates and unless vesting is accelerated pursuant to the terms of the grant. As of December 31, 2018, there were no other option awards outstanding and held by our non-employee directors.

(2)
Dr. Raskin has entered into a contract with MSK pursuant to which Dr. Raskin will contribute to MSK his earnings from any such cash director fees as well as his earnings from such stock options.

(3)
In accordance with the terms of Dr. Tyagi's employment with Scopia Capital, his employer at the time, such fees were paid directly to Scopia Capital. Dr. Tyagi did not personally receive any such cash compensation.

        We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings. The compensation that we pay to our executive management and employee directors is discussed earlier in this "Executive and Director Compensation" section. Except for fees and stock options, we do not provide our independent directors with any other form of compensation.

Non-Employee Director Compensation Policy

        Our Board of Directors and stockholders have approved and adopted a policy with respect to the compensation payable to our non-employee directors, which became effective upon the completion of our initial public offering in September 2018. Under this policy, each non-employee director is eligible to receive compensation for his or her service on our Board of Directors and for service on each committee on which the director is a member, which will consist of annual cash retainers and equity awards. Our non-employee directors received the following annual cash retainers for their service in 2018, effective and prorated from the closing of our initial public offering in September 2018:

Position	Retainer
Board Member	$35,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$8,000
Audit Committee Member	$7,500
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Member	$4,000

        Stock option grants for non-employee directors will consist of (i) an initial stock option award with respect to 32,000 shares granted at the first regularly scheduled board meeting held on or after a director's first appointment or election to our Board of Directors and vesting in equal monthly installments until the third anniversary of the date of grant, and (ii) an annual stock option award with respect to 16,000 shares granted on the date of the first meeting of our Board of Directors held following our annual stockholders meeting in each year commencing in 2018 and vesting in equal monthly installments until the first anniversary of the date of grant. The vesting of the initial and annual stock option grants is subject to the non-employee director's continued service on our Board of Directors.

        Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table contains information about our equity compensation plans as of December 31, 2018. As of December 31, 2018, we had three (3) equity compensation plans, each of which was approved by our stockholders: the 2015 Plan, the 2018 Plan, and our 2018 Employee Stock Purchase Plan (the "2018 ESPP").

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	3,357,873	(1)	$7.74	(2)	2,842,127	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	3,357,873		$7.74		2,842,127	(4)

(1)
Consists of (i) 2,799,373 shares to be issued upon exercise of outstanding options under the 2015 Plan as of December 31, 2018, and (ii) 558,500 shares to be issued upon exercise of outstanding options under the 2018 Plan as of December 31, 2018.

(2)
Consists of the weighted average exercise price of the 3,357,873 stock options outstanding on December 31, 2018.

(3)
Consists of (i) 2,142,127 shares that remained available for future issuance under the 2018 Plan as of December 31, 2018, and (ii) 700,000 shares that remained available for future issuance under the 2018 ESPP as of December 31, 2018. No shares remained available for future issuance under the 2015 Plan as of December 31, 2018.

(4)
The 2018 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2018 Plan to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2019 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2028, equal to the lesser of (A) 4.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors. On January 1, 2019, 1,367,746 additional shares were reserved for issuance under the 2018 Plan pursuant to this provision. The 2018 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2018 ESPP to be added on the first day of each fiscal year, beginning on January 1, 2019 and ending on December 31, 2038, in an amount equal to the lesser of (i) 1,000,000 shares of our common stock, (ii) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as determined by the administrator.

 AUDIT COMMITTEE REPORT(1)

        The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our most recent Annual Report on Form 10-K.

        The Audit Committee has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Standard No. 16, "Communications with Audit Committees". In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from our Company and our management, including the matters in the written disclosures and letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

        Based on the foregoing, the Audit Committee recommended to our Board of Directors, and our Board of Directors approved, the inclusion of the audited financial statements in our most recent Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company's independent auditors for the fiscal year ending December 31, 2019.

Members of the Audit Committee
David N. Gill (Chair) Ashutosh Tyagi, M.D.(2) Gregory Raskin, M.D.(2)

(1)
The foregoing Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Audit Committee report by reference therein.

(2)
In April 2019, Dr. Raskin and Dr. Tyagi stepped down from their positions as members of the Audit Committee and were replaced by Dr. Healy and Mr. Wedell-Wedellsborg.

PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

        Our Amended and Restated Certificate of Incorporation provides for a classified board of directors. This means our Board of Directors is divided into three (3) classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one (1) class expires at each annual meeting of the stockholders.

        Our Board of Directors currently consists of nine (9) members, divided into three (3) classes as follows:

  •
  Class I is currently comprised of Bo Kruse, Ashutosh Tyagi, M.D. and Dr. Gérard Ber each with a term ending at the Annual Meeting of stockholders;

  •
  Class II is currently comprised of James I. Healy, M.D., Gregory Raskin, M.D., and David N. Gill each with a term ending at the 2020 annual meeting of stockholders; and

  •
  Class III is currently comprised of Thomas Gad, Claus Juan Møller San Pedro, M.D., Ph.D., and Johan Wedell-Wedellsborg, each with a term ending at the 2021 annual meeting of stockholders.

        Mr. Kruse, following best practices as the Company's Chief Financial Officer, has determined to retire from our Board of Directors at the end of his current term, which expires at the Annual Meeting, and he will not stand for re-election at the Annual Meeting. Upon the expiration of Mr. Kruse's current term at the Annual Meeting, the size of our Board of Directors will be reduced from nine (9) to eight (8) directors. Our Board of Directors has determined to reassign Mr. Gill from a Class II director to a Class I director and to reassign Dr. Tyagi from a Class I director to a Class II director.

Proposal 1: Election of Two (2) Class I Directors and One (1) Class II Director

        Our Board of Directors, on the recommendation of our Nominating and Corporate Governance Committee, has nominated Dr. Gérard Ber and Mr. David N. Gill for election as Class I directors at the Annual Meeting, each with a three-year term to expire at the 2022 annual meeting of stockholders, and Ashutosh Tyagi, M.D., for election as a Class II director at the Annual Meeting, with a one-year term to expire at the 2020 annual meeting of stockholders.

        Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the election of each of the Class I nominees identified above to a three-year term to expire at the 2022 annual meeting of stockholders, and the Class II nominee identified above to a one-year term to expire at the 2020 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

        Each of the nominees has indicated his willingness to continue to serve as a director, if elected. In the event that any nominee should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. We do not expect that any of the nominees will be unable to serve if elected.

        A plurality of the combined voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each nominee as a director.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DR. GÉRARD BER AND MR. DAVID N. GILL TO SERVE AS CLASS I DIRECTORS, AND ASHUTOSH TYAGI, M.D. TO SERVE AS A CLASS II DIRECTOR.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

        Our Audit Committee has appointed the firm of PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2019. Although stockholder approval of our Audit Committee's appointment of PwC is not required by law, our Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider its appointment of PwC. PwC has no direct or indirect material financial interest in our Company or our subsidiaries. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

        The following table sets forth fees billed for professional audit services and other services rendered to us by PwC for the fiscal years ended December 31, 2018 and 2017. All such services and fees were pre-approved by our Audit Committee in accordance with the "Pre-Approval Policies and Procedures" described below.

Fee Category	2018	2017
Audit Fees(1)	$1,522,000	$485,000
Audit-Related Fees(2)	$—	—
Tax Fees(3)	$53,600	—
All Other Fees(4)	$2,800	—
Total Fees	$1,578,400	$485,000

(1)
"Audit Fees" consist of fees for professional services performed by our independent registered public accounting firm for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement on Form S-1 filed in connection with our initial public offering and a registration statement on Form S-8. Included in the 2018 Audit Fees is $880,000 of fees billed in connection with our initial public offering, which closed in September 2018.

(2)
"Audit-Related Fees" may consist of fees for professional services performed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred in 2018 or 2017.

(3)
"Tax Fees" may consist of fees for professional services performed by our independent registered public accounting firm, including tax consulting and compliance. There were no such fees for 2017.

(4)
"All Other Fees" include fees for professional services that are appropriately not included in the Audit, Audit Related, and Tax categories. There were no such fees for 2017.

Pre-Approval Policies and Procedures

        Our Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor's independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of our Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. Our Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

        The standard applied by our Audit Committee, or the Chair of our Audit Committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm's independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm's performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm's familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm's ability to exercise independent judgment in performing the audit.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

 STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

        Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2019 by:

  •
  each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

  •
  each of our current directors and nominees for director;

  •
  each of our executive officers who served during the year ended December 31, 2018, named in the Summary Compensation table herein, whom, collectively, we refer to as our named executive officers; and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Percentage of beneficial ownership is based on 34,193,666 shares of our common stock outstanding as of April 1, 2019. In addition, shares of common stock subject to options or other rights currently exercisable, or exercisable within 60 days of April 1, 2019, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
WG Biotech ApS(1)	5,010,000	14.65%
Rungsted Strandvej 113 DK 0960 Rungsted Kyst, Denmark Attn: Johan Wedell-Wedellsborg
Memorial Sloan Kettering Cancer Center(2)	2,749,284	8.04%
Office of Technology Development 1275 York Avenue Box 524 New York, NY, 10065 Attn: Vice President
HBM Healthcare Investments (Cayman) Ltd.(3)	3,076,095	9.00%
Governors Square Suite #4-212-2 23 Lime Tree Bay Avenue West Bay, Grand Cayman Cayman Islands Attn: Jean-Marc LeSieur
Dr. Nai-Kong V. Cheung	2,444,493	7.15%
425 East 58 Street Apt. 34D New York, NY 10022
Peter Bang Holding ApS(4)	2,282,797	6.68%
Richelieus Alle 8 DK 2900 Hellerup, Denmark Attn: Peter Bang
Weco Group A/S(1)	1,683,496	4.92%
Rungsted Strandvej 113 DK 2960 Rungsted Kyst, Denmark Attn: Johan Wedell-Wedellsborg
Sofinnova Venture Partners X, L.P.(5)	2,114,945	6.18%
3000 Sand Hill Road Building 4-Suite 250 Menlo Park, CA 94025 Attn: Hooman Shahlavi, Partner & General Counsel
Named Executive Officers and Directors
Thomas Gad(1)(6)	1,817,667	5.22%
Dr. Claus Juan Møller San Pedro(7)	1,529,261	4.39%
Bo Kruse(8)	760,869	2.20%
Johan Wedell-Wedellsborg(9)	6,734,163	19.67%
Dr. Gregory Raskin(10)	46,549	*
Dr. Gerard Ber	3,556	*
Dr. James I. Healy(11)	2,114,945	6.18%
Dr. Ashutosh Tyagi	—	—
David N. Gill	10,667	*
All Current Executive Officers and Directors as a Group (12 persons)(12)	13,208,546	38.40%

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
Johan Wedell-Wedellsborg is the majority owner of WG Biotech ApS and the owner of Weco Group A/S and as such has sole voting and dispositive power with respect to such shares. Mr. Gad owns a 20.57% equity interest in WG Biotech ApS but has no voting or dispositive power over the shares of common stock held by WG Biotech ApS.

(2)
MSK is a not-for-profit corporation and the voting and investment control of MSK's shares are held by appropriate members of its management under the oversight of MSK's board of directors. As indicated in footnote 10 below, Dr. Gregory Raskin is an employee of MSK and has no voting or dispositive power with respect to the shares owned by MSK.

(3)
The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares by held by such entity. The board of directors of HBM Healthcare Investments (Cayman) Ltd. is comprised of Jean-Marc LeSieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki, Paul Woodhouse and Mark Kronenfeld, none of whom has individual voting or investment power with respect to such shares, and each disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(4)
Peter Bang is the owner of Peter Bang Holding ApS and as such has sole voting and dispositive power with respect to such shares.

(5)
The voting and investment control of the shares owned by Sofinnova Venture Partners X, L.P. are held by Dr. James I. Healy, Dr. Anand Mehra and Michael F. Powell, Ph.D., the managing members of Sofinnova Management X, L.L.C., the General Partner of Sofinnova.

(6)
Includes (i) 1,190,000 shares of common stock owned by GAD Enterprises LLC, of which Mr. Gad is the sole member and manager and as such Mr. Gad has sole voting and dispositive power with respect to such shares, and (ii) 627,667 shares of common stock underlying options that are exercisable as of April 1, 2019 or will become exercisable within 60 days after such date.

(7)
Includes (i) 872,928 shares of common stock owned by CM Holding 2015 ApS, Dr. Møller's personal holding company of which Dr. Møller is the sole owner and as such Dr. Møller has sole voting and dispositive power with respect to such shares, and (ii) 656,333 shares of common stock underlying options that are exercisable as of April 1, 2019 or will become exercisable within 60 days after such date.

(8)
Includes (i) 300,000 shares of common stock owned directly by Mr. Kruse, (ii) 57,077 shares of common stock owned by Investeringsselskabet G.H. ApS, Mr. Kruse's personal holding company of which Mr. Kruse is the sole owner and as such has the sole voting and dispositive power with respect to such shares, and (iii) 403,792 shares of common stock underlying options that are exercisable as of April 1, 2019 or will become exercisable within 60 days after such date.

(9)
Includes (i) 5,010,000 shares of common stock owned by WG Biotech ApS in which Mr. Wedell-Wedellsborg is the majority owner and as such has sole voting and dispositive power with respect to such shares, (ii) 1,683,496 shares owned by Weco Group A/S of which Mr. Wedell-Wedellsborg is the owner and as such has sole voting and dispositive power with respect to such shares, and (iii) 40,667 shares of common stock underlying options that are exercisable as of April 1, 2019 or will become exercisable within 60 days after such date.

(10)
Dr. Raskin has entered into a contract with MSK pursuant to which Dr. Raskin will contribute to MSK his earnings from the interests described herein. Includes 5,882 shares of common stock owned directly by Dr. Raskin. Also includes 40,667 shares of common stock underlying options that are exercisable as of April 1, 2019 or will become exercisable within 60 days after such date. Does not include 2,749,284 shares of common stock owned by MSK. Dr. Raskin is an employee of MSK. Dr. Raskin has no voting or dispositive power with respect the shares owned by MSK, and therefore, Dr. Raskin disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any, arising as a result of his employment with MSK.

(11)
As indicated in footnote 5 above, includes 1,604,278 shares of common stock owned by Sofinnova Venture Partners X, L.P. Dr. Healy is a managing member of Sofinnova Management X, L.L.C., the General Partner of Sofinnova Venture Partners X, L.P., and as such has voting and dispositive power over such shares with Dr. Anand Mehra and Michael F. Powell, Ph.D., the other managing members of Sofinnova Management X, L.L.C.

(12)
Includes 1,935,667 shares of common stock underlying options that are exercisable as of April 1, 2019 or will become exercisable within 60 days after such date. Also includes 45,662 shares of common stock owned by an executive officer not named in the above table.

16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, we believe all Section 16(a) filing requirements were satisfied with respect to fiscal 2018.

Stockholder Proposals for our 2020 Annual Meeting

Stockholder Proposals to be Included in Proxy Statement

        Pursuant to Rule 14a-8 of the Exchange Act, any stockholder who desires to include a proposal in the proxy statement and form of proxy for our 2020 annual meeting of stockholders must deliver the proposal to our principal executive offices no later than January 1, 2020, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2020 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2019 Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

        In addition, our amended and restated by-laws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2020 annual meeting of stockholders but not included in the proxy statement by March 8, 2020, but not before February 7, 2020, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding such annual meeting. However, if the date of such annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2020 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder's notice.

        Any proposals, notices or information about proposed director candidates should be sent to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505.

        As noted above, any stockholder who intends to present a proposal at our 2020 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Pursuant to such rule, a stockholder must have continuously held for at least one (1) year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal for inclusion in our proxy materials. Subject to SEC rules, we reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

        As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Householding of Annual Meeting Materials

        Some brokers and other nominee record holders may be "householding" our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2018 annual report to stockholders, which consists of our Annual Report, to you if you write or call us at Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

        You may obtain copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, without charge by writing to the Secretary, Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169. You also can find our Annual Report on our website at www.ymabs.com.

- 0 Y-MABS THERAPEUTICS, INC. Proxy of Annual Meeting of Stockholders on June 6, 2019 Solicited on Behalf of the Board of Directors The undersigned appoint(s) Thomas Gad and Dr. Claus Juan Møller San Pedro or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Y-mAbs Therapeutics, Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held on June 6, 2019, and at any adjournments thereof, and in their or his discretion upon any other matter which may properly come before said meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations FOR proposals 1 and 2. (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF Y-MABS THERAPEUTICS, INC. June 6, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to shareholders are available at http://www.astproxyportal.com/ast/22412 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330000000000001000 8 060619 IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The Election of Two Class I Directors and One Class II Director: NOMINEES: FOR ALL NOMINEESO Gérard Ber, Ph.D.Class I O David N. GillClass I WITHHOLD AUTHORITYO Ashutosh Tyagi, M.D. Class II FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF Y-MABS THERAPEUTICS, June 6, 2019 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330000000000001000 8 060619 IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The Election of Two Class I Directors and One Class II Director: NOMINEES: FOR ALL NOMINEESO Gérard Ber, Ph.D.Class I O David N. GillClass I WITHHOLD AUTHORITYO Ashutosh Tyagi, M.D. Class II FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement, proxy card and annual report to shareholdersare available at http://www.astproxyportal.com/ast/22412 COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS